                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                           ------------------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 MAY 15, 1997
                       --------------------------------
              Date of report (Date of earliest event reported)

                            SIGNATURE RESORTS, INC.
                       ---------------------------------
            (Exact Name of Registrant as Specified in its Charter)

            MARYLAND                000-21193            95-4582157
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         (State or other           (Commission          IRS Employer
         Jurisdiction of              Title            Identification
          Incorporation)             Number)               Number)

                    5933 WEST CENTURY BOULEVARD, SUITE 210
                         LOS ANGELES, CALIFORNIA 90045
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                   (Address of Principal Executive Offices)

                                (310) 348-1000
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             (Registrant's telephone number, including area code)
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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

  On May 15, 1997, Signature Resorts, Inc. ("Signature") entered into a definitive agreement and plan of merger (the "Merger Agreement") to acquire Plantation Resorts Group, Inc. ("PRG"), a Virginia corporation. PRG, directly and through its wholly-owned subsidiary RKG Corp., a Virginia corporation ("RKG"), and through RKG's wholly-owned subsidiaries, Greensprings Plantation Resorts, Inc., a Virginia corporation, and Williamsburg Vacations, Inc., a Virginia corporation, develops, markets and operates two vacation ownership resorts in Williamsburg, Virginia: Greensprings Plantation Resort and Powhatan Plantation Resort. Signature currently intends to continue to operate the resorts.

  Contemporaneous to the execution of the Merger Agreement and pursuant thereto, Primavera Acquisition Corp., a Virginia corporation and a wholly-owned subsidiary of Signature ("PAC"), merged with and into PRG (the "Merger"), with PRG surviving the Merger. Upon consummation of the Merger, all of the outstanding shares of common stock, par value $1.00 per share, of PRG (the "PRG Stock") were exchanged for 2,401,229 shares (the "Merger Consideration") of Signature common stock, par value $.01 per share (the "Signature Stock"). Signature intends to account for the Merger as a pooling of interests.

  Pursuant to the Merger Agreement, certain beneficial shareholders of PRG agreed to indemnify Signature from and against certain expenses and damages arising out of a breach of a representation, warranty or covenant made by PRG in the Merger Agreement. In order to establish a procedure for the satisfaction of claims by Signature for indemnification, the Merger Agreement requires 5% of the 2,401,229 shares of Signature Stock received by PRG shareholders upon consummation of the Merger be deposited into escrow and held pursuant to an escrow agreement. The Merger Agreement provides that the escrow shares will be held by the escrow agent to satisfy claims made within one year from the closing date. If no claim for indemnification is outstanding at the end of the one year period, the remaining escrowed shares will be released.

  Pursuant to the terms of the Merger Agreement, Signature entered into a one year consulting agreement, subject to renewal, with Resort Services, Inc. ("RSI") and its principals, Robert T. Gow and Dr. Kay F. Gow (the "Consulting Agreement"). The Consulting Agreement provides that RSI shall be responsible for general property management, sales, marketing and construction supervision, as well as administrative activities for the Williamsburg Resorts including inventory and underwriting control, contract processing, registration and loan servicing. The principals will have primary responsibility for the performance of such services and will receive a salary and discretionary bonuses from RSI in connection therewith as approved in the Consulting Agreement. In addition, the Consulting Agreement provides for the payment to Robert Gow of an acquisition fee in the event Mr. Gow introduces to or procures for Signature, and Signature consummates, any vacation ownership resorts or operating companies.
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  Pursuant to the terms of the Merger Agreement, Signature and the PRG shareholders entered into a registration rights agreement (the "Registration Rights Agreement") with respect to the registration of the Signature Stock delivered to the PRG shareholders at closing (the "Registrable Shares"). The Registration Rights Agreement provides for either (i) a registration statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act") covering the Registrable Shares, or (ii) an amendment of an effective shelf registration of Signature to provide for the inclusion of the Registrable Shares. Signature agrees to use its maximum reasonable efforts to cause the shelf registration to be declared effective under the Securities Act as soon as practicable following the closing of the Merger and (to keep the shelf registration continuously effective under the Securities Act for a period of the shorter of three years from the closing, or such period that will terminate when all Registrable Shares are tradeable without restriction under any applicable rules and regulations under the Securities Act or when all Registrable Shares covered by the shelf registration have been disposed of in accordance therewith. If during a two year period following the closing, Signature proposes filing a registration statement under the Securities Act with respect to the proposed sale of Signature Stock (or securities exchangeable or convertible therefor) in an underwritten offering, then Signature agrees to provide the PRG Shareholders the opportunity to include in such registration statement the Registrable Shares.

  For additional information concerning the Merger Agreement, PRG's assets, the indemnity obligations of PRG and its beneficial owners, and the Registration Rights Agreement, see the attached Exhibits filed herewith in Item 7 below.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
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  (a) Financial statements of businesses acquired. It is impracticable to
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provide the financial statements for PRG and Subsidiaries required by this Item
7(a) for the periods specified in Item 3.05(b) of Regulation S-X prepared pursuant to Regulation S-X (including a manually signed accountant's report), and the additional information specified by Rule 3-14 of Regulation S-X. The required financial statements for the acquired business will be filed as soon as practicable and in no event later than 60 days after the filing of this report.

  (b) Pro forma financial information. It is impracticable to provide the pro
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forma financial information of Signature, including the effects of the Merger, required by this Item 7(b) pursuant to Article 11 of Regulation S-X. The required pro forma financial information will be filed as soon as practicable and in no event later than 60 days after the filing of this report.
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     (c)  Exhibits.
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     2.1  Agreement and Plan of Merger dated as of May 15, 1997 between
          Signature and PRG is filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

     4 Registration Rights Agreement dated as of May 15, 1997 between Signature and the PRG Shareholders is filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIGNATURE RESORTS, INC.

                                       By:
                                          --------------------------------------
                                       Name: Andrew D. Hutton
                                       Title: Vice President and General Counsel

Dated: May 29, 1997

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                                 EXHIBIT INDEX
                                 -------------

     2.1 Agreement and Plan of Merger dated as of May 15, 1997 between Signature and PRG is filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

     4 Registration Rights Agreement dated as of May 15, 1997 between Signature and the PRG Shareholders is filed herewith in accordance with the provisions of Item 601 of Regulation S-K.

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